UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 27, 2004


                                  649.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                     000-30381                 760495640
-------------------------------     ---------------        -------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
 incorporation or organization)         Number)            Identification No.)


     Suite 212, 1166 Alberni Street                                V6E 3Z3
  Vancouver, British Columbia, Canada
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number                            (604) 648-2090
        (including area code)
                                      -----


----------------------------------------                     -------------------
(Former name or former address if                                (Zip Code)
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          No events to report.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          No events to report.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

          No events to report.


SECTION 2 FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          No events to report.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

          No events to report.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

          No events to report.

ITEM 2.06 MATERIAL IMPAIRMENTS.

          No events to report.


SECTION 3 SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

          No events to report.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          No events to report.


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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          No events to report.


SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

          No events to report.


SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

          No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

          No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

          No events to report.


SECTION 6 [RESERVED]


SECTION 7 REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

          No events to report.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

          On September 27th 2004 eight (8) Shareholder's of the Corporation, representing 64.02% of the voting power resolved, in lieu of a special meeting of the Shareholder's, the following:

          1. To authorize the rollback of the issued and outstanding shares of the Corporation to a maximum of 100:1, if deemed to be in the best interest of the Corporation. Following the rollback, the Corporation's authorized capital will be increased back to FIFTY MILLION (50,000,000) shares.

          2. To authorize the Board of Director's to change the Corporation's name from 649.com Inc. to a more appropriate name, if deemed to be in the best interest of the Corporation, at a future date.

          The Board of Directors resolved on September 27, 2004 to authorize the rollback of the issued and outstanding shares of the Corporation at a rate of 100:1.

          Following the rollback, the Corporation's authorized capital will be increased back to FIFTY MILLION (50,000,000) shares.

          The President was given the authority to take the necessary actions and subsequently the CUSIP and trading symbol have changed to 830028 20 5 and SIXN, respectively. This change was effective as of October 15th 2004.


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:
          ---------
          1. Resolution of the Board of Directors of 649.com Inc. dated September 27, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


649.COM INC.


 /s/ Mark Glusing
---------------------------------------
Mark Glusing, President

October 15, 2004
---------------------------------------
Date


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